Offerings - Offering: 1	Aug. 04, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.050% InterNotes Due August 15, 2027
Amount Registered	2,886,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 2,886,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 441.85
Offering Note	None